Exhibit 10(kkk)

                             FIFTH AMENDMENT TO THE
                              NORTH VALLEY BANCORP
                          EMPLOYEE STOCK OWNERSHIP PLAN
                          -----------------------------

This Fifth Amendment (Amendment) is hereby adopted by North Valley Bancorp (Employer).

                                    RECITALS
                                    --------

A.   The Employer adopted The North Valley Bancorp Employee Stock Ownership Plan
     (ESOP), effective January 1, 1977.

B. The ESOP was amended from time to time and was restated effective January 1, 1999.

C. The ESOP received a favorable determination letter as to the tax qualified status of the ESOP, dated March 29, 2000.

D. Effective October 11, 2000, the Six Rivers National Bank Employee Stock Ownership Plan was merged into the ESOP.

E.   The Employer amended the ESOP to:

     1. Reflect the provisions of the Community Renewal Tax Relief Act of 2000 (CRA 2000) by adding the model amendment language suggested by the Internal Revenue Service (IRS) in IRS Notice 2001-37, dealing with the definition of compensation for certain plan purposes;

     2.  Conform to the final regulations under the Internal Revenue Code (Code)
         section 401(a)(9) published on April 17, 2002, relating to required minimum distributions from retirement plans;

     3. Reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). The amendments reflect the model amendment language suggested by the IRS in Notice 2001-57, dealing with certain plan limits and other general matters;

     4. Amend the Claims Procedure article of the ESOP to reflect the final regulations issued by the Department of Labor (DOL), effective for all claims filed on or after January 1, 2002; and

     5.  Clarify the definition of Disability under the ESOP.

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F.   The Employer amended the ESOP to clarify certain provisions relating to the definition of the allocation date, investment accounts, Bancorp stock dividends, vesting and distributions from the Trust.

G. The Employer amended the ESOP, in light of the merger of Yolo Community Bank (YCB) and North Valley Bancorp, effective on or about August 31, 2004, to provide for the immediate participation of YCB employees, effective September 1, 2004, and the crediting of service with YCB for eligibility and vesting purposes under the ESOP.

H. The Employer amended the ESOP, in accordance with Code section 401(a)(31)(B) regarding mandatory distributions, to reduce the limit for making distributions without participant consent from five thousand dollars ($5,000) to one thousand dollars ($1,000), effective March 28, 2005.

I. The Employer now wishes to amend the ESOP to provide for the crediting of all years of service with YCB for vesting purposes under the ESOP, not just years of service credited under YCB beginning with the effective date of the Yolo Community Bank Employee Stock Ownership Plan, so as to comply with the terms of the merger agreement between YCB and North Valley Bancorp.

                              OPERATIVE PROVISIONS
                              --------------------

In accordance with the foregoing recitals, the Employer hereby amends the ESOP effective September 1, 2004, or as of such other specified dates, as follows:

1. Section 11(a), pertaining to Credited Service, is amended by deleting the last two sentences that were added to the end of that subsection by the Third Amendment and the addition of the following sentences to the end of that subsection, which reads as follows:

                  For Employees who were employed by Yolo Community Bank on September 1, 2004, Credited Service shall also include the total number of calendar years in which the Participant was credited with at least one thousand (1,000) Hours of Service with Yolo Community Bank if such Participant became an Employee of the Employer by reason of the merger of Yolo Community Bank into a wholly-owned subsidiary of Bancorp on or around August 31, 2004 (Merger). Service with Yolo Community Bank, before the Merger and service with the wholly owned subsidiary of Bancorp after the merger, will be counted for purposes of determining Credited Service.

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2.   In all other respects, the ESOP is hereby ratified, approved and confirmed.

IN WITNESS WHEREOF, the Employer has executed and adopted this Amendment on this 4th day of June, 2005.


                                       EMPLOYER:
                                       ---------

                                       NORTH VALLEY BANCORP
                                       A California Corporation


                                       By: /s/ MICHAEL J. CUSHMAN
                                           -------------------------------------
                                           Michael J. Cushman, President

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